UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2010

WOLVERINE EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53767
(Commission File Number)

98-0569013
(IRS Employer Identification No.)

4055 McLean Road, Quesnel, British Columbia, Canada V2J 6V5
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (250) 992-6972

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

We announced today a proposed private placement of up to 6,000,000 common shares at a price of US $0.05 per share for gross proceeds of $300,000. The proceeds from the private placement will be used for the drill program on Wolverine’s Cache River property scheduled to commence in early May and general working capital.

The securities to be issued and sold in the private placement will not be registered under the Securities Act of 1933 as amended (the “Act”), and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Act.

Item 9.01	Financial Statements and Exhibits

10.1	News release dated April 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE EXPLORATION INC.

/s/ Lee Costerd
Lee Costerd
President

Date: April 18, 2011